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                                                                 EXHIBIT 10.13.3


                                AMENDMENT TO THE
                             WASHINGTON MUTUAL, INC.
                            CASH BALANCE PENSION PLAN


        THIS AMENDMENT is made to the Washington Mutual, Inc. Cash Balance Pension Plan (the "Plan") by Washington Mutual, Inc. (the
"Company") on this ______ day of December, 1999.


                                    RECITALS:

        WHEREAS, the Company maintains the Plan for the benefit of its eligible employees; and

        WHEREAS, the Company has merged with H. F. Ahmanson & Company; and

        WHEREAS, the H. F. Ahmanson Retirement Plan (the "Ahmanson Plan") has been merged into the Plan; and

        WHEREAS, the Board of Directors of the Company approved certain enhanced credits to the Plan; and

        WHEREAS, the Company desires to amend the Plan to contain the provisions required to accommodate the service and benefits resulting from the merger of the Ahmanson Plan into the Plan, and to provide for the enhanced credits approved by the Board; and

        WHEREAS, the Company may amend the Plan at any time pursuant to Section 12.1;

        NOW, THEREFORE, the Plan is hereby amended as follows:

        1. Section 2.30(a) is amended by the addition of a new Paragraph (25), to read as set forth below:

               (25) Special Plan Entry Dates for Eligible Employees who became Employees in connection with the Company's merger with H. F. Ahmanson & Company are provided in Appendix 1.

        2. Section 2.37(a) is amended by the addition of a new paragraph (22), to read as set forth below:

               (22) Additional rules applicable to Service credit for service performed on behalf of H. F. Ahmanson & Company and its affiliates are provided in Appendix 1.

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        3. Article 5 is amended effective January 1, 2000 by the addition of new
Section 5.1(g) to read as set forth below:

                        (g) Commencing January 1, 2000, the amounts credited in
                Section 5.1(f) shall be superseded by the following credits. Each Participant who is paid Compensation during a payroll period shall be credited with a percentage of his Compensation for the payroll period as of the Allocation Date, determined by the Participant's Years of Benefit Service, as follows:

                       Years of                             Percent of
                    Benefit Service                        Compensation
                    ---------------                        ------------
                  Less than 5                                   2.5%
                  5, but less than 10                           3.0%
                  10, but less than 15                          4.0%
                  15, but less than 20                          5.0%
                  20 or more                                    6.0%

               However, the percentage of Compensation credited under this paragraph for Participants who began participation in the Plan prior to January 1, 1995, and have fewer than five Years of Benefit Service shall be 3.0%. Each Account shall also be credited with daily interest crediting. The amount credited to Accounts each day shall be the Account value as of the preceding day multiplied by a rate equal to the Daily Interest Credit in effect for the Plan Year.

        4. The current Appendix with respect to the Early Retirement factors shall be redesignated Appendix 2, and any references to such Appendix in the text of the Plan shall be changed to read "Appendix 2".

                        5. The Plan is hereby amended by a new Appendix 1, to
                read as set forth on the attached Exhibit A-1.

        IN WITNESS WHEREOF, the undersigned, an authorized officer of the Company, has executed this amendment on the day and year first written above.

                                            WASHINGTON MUTUAL, INC.



                                            By:
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                                            Its:
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